UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Munoz Rivera Avenue Hato Rey, Puerto Rico		00918
(Address of principal executive offices)		(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

The executive officers of Popular, Inc. (the “Corporation”) intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The Corporation does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On February 14, 2018, Popular, Inc. (the “Corporation”) issued a press release announcing that Banco Popular de Puerto Rico (“BPPR”), the Corporation’s Puerto Rico banking subsidiary, entered into a definitive agreement (the “Agreement”) with Wells Fargo & Company (“Wells Fargo”) and Reliable Financial Services, Inc. (“RFS”) and Reliable Finance Holding Company (“RFH”, and, together with RFS, the “Sellers”), Puerto Rico-based subsidiaries of Wells Fargo, in order to acquire and assume from RFS and RFH certain assets and liabilities related to Wells Fargo’s auto finance business (the “Business”) in Puerto Rico (the “Transaction”).

The purchase price for the all-cash Transaction is expected to be approximately $1.7 billion, calculated based on the net asset value of the assets being acquired, minus a discount of 4.5% (subject to certain adjustments under the Agreement). The Corporation anticipates the Transaction to close during the second quarter of 2018, subject to satisfaction or waiver of certain customary closing conditions.

BPPR will not acquire any of the Sellers’ retail auto loans that have no FICO score or the Sellers’ retail auto loans with the lowest FICO scores at the time of the loan’s origination, although it is expected that BPPR will service those loans following the closing of the Transaction pursuant to a loan servicing agreement to be entered into at the closing.

In order to facilitate the transition of the Business from the Sellers to BPPR, Sellers and BPPR will enter into a Transition Services Agreement at the closing pursuant to which the Sellers will provide BPPR with certain services related to the transition of the Business, including services related to the transition of certain information technology assets to BPPR. Sellers will retain certain assets and employees of the Business during the term of the Transition Services Agreement, expected to be approximately two to four months following the closing of the Transaction, in order to provide the services under the Transition Services Agreement.

The parties have further agreed, pursuant to the Agreement, to comply with certain ongoing covenants after the closing of the Transaction, including, among others, covenants by the Sellers and Wells Fargo not to engage in certain activities competitive with the Business in Puerto Rico or to hire certain employees during a specified period.

A copy of the above-referenced press release is attached hereto as Exhibit 99.2.

The Company is filing an investor presentation, which provides supplemental information regarding the Transaction. The investor presentation is included as Exhibit 99.1 to this report.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those about Popular, Inc.’s (the “Corporation,” “Popular,” “us,” “our”) business, financial condition, results of operations, plans, objectives, and future performance. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Risks and uncertainties include without limitation the effect of competitive and economic factors, and our reaction to those factors, the adequacy of the allowance for loan losses, delinquency trends, market risk and the impact of interest rate changes, capital market conditions, capital adequacy and liquidity, the effect of legal proceedings and new accounting standards on the Corporation’s financial condition and results of operations, the impact of Hurricanes Irma and Maria on us, the length of time necessary to consummate the Transaction, the ability to successfully transition and integrate the Business, unexpected costs, including, without limitation, costs due to exposure to any unrecorded liabilities or issues not identified during due diligence investigation of the Business or that are not subject to indemnification or reimbursement by the Sellers, and risks that the Business may suffer as a result of the Transaction, including due to adverse effects on relationships with customers, employees and service providers. All statements contained herein that are not clearly historical in nature, are forward-looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.

More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2016, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, and in our Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the SEC. Those filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements or information which speak as of their respective dates.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended nor shall they be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

99.1	Investor Presentation

99.2	Press Release dated February 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: February 14, 2018	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, General Counsel and Secretary